Exhibit 99.2

Q3 2019 Conference Call October 30, 2019

2 Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Prospectus Supplement filed with the SEC on May 30, 2019. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Prospectus Supplement , include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation may remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein.

Mears Silicon Technology (MST®) Quantum Engineered Materials 3 Company Overview Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $450B semiconductor market

4 Customer engagement model v Customer Wafer Manufacturing Atomera MST ® Deposition Customer MST ® Deposition Phase 1 . Planning 2 . Setup 3 . Integration 4 . Installation 5 . Qualification 6 . Production Royalties Engineering Service Fees • MST deposition on customer wafers • Integration consulting License Fees • Integration licenses • Manufacturing licenses • Distribution licenses

5 Growing Customer Pipeline • 19 customers, 25 engagements • Working with 50% of the world’s top semiconductor makers* 0 3 6 9 12 15 18 21 24 27 IPO 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Number of Customer Engagements Phase 1 Phase 2 Phase 3 * At least 10 of the top 20 (IC Insights, McClean Report 2019)

6 New integration licensee announced  Large fabless RF semiconductor solutions provider  MST to be used in development of next generation RF platform  Integration License grants rights for company to design with MST in RFSOI technology  Provides enhanced performance for advanced 5G cellular designs  5G cellular market provides excellent growth potential  5G phone shipments expected to hit 200M, at 15% penetration next year  Should grow to more than 50% in 2023  RF content per phone estimated to grow from ~$13 today to ~$19 in early 5G phones

7 MST1 vs MST2  MST1  Blanket technology  Easy to integrate  Deposited at beginning of mfg process  Degraded by high heat in STI/Well module  Faster time to market for low heat processes  Used for FinFET , RFSOI, newer process nodes  MST2  Selective technology  Integrated after STI/Well so avoids highest heat  A rare enhancement for high temperature processes  Used for 5V, Analog, older process nodes

8 Patent Portfolio - 25 % growth YoY These distinctive layers are visible on products using MST Extends life and value of patents Discoverable Core MST Method and Device MST Enabled Devices/Architecture Next - Gen Architectures using MST Extensive know - how 55 Foreign Patents 81 US Patents 39 Foreign 41 US 94 Pending 230 Patents Granted and Pending Atomera Confidential

9 New Board Member  Duy - Loan Le  Semiconductor expert  1 st and only woman Sr Fellow at TI, retired 2017  Very well connected in the industry through her own consulting firm  Public company board experience  National Instruments ( Nasdaq:NATI ) since 2002  Market Cap: $5.4B  CREE ( Nasdaq:CREE ) since 2018  Market Cap : $4.8B  Ballard Power Systems ( Nasdaq:BLDP ) since 2017  Market Cap : $1.4B

10 Financial Review * Adjusted EBITDA is a non - GAAP financial measure. A full reconciliation of GAAP and non - GAAP results is contained in our press release. Some figures do not total exactly due to rounding. Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 GAAP Results Revenue - $0.15M $0.07M $0.07M $0.25M Gross Profit - $0.12M $0.07M $0.05M $0.05M Operating Expense R&D $1.9 $2.0 $2.1 $2.1 $1.7 G&A $1.3 $1.2 $1.3 $1.5 $1.2 S&M $0.2 $0.3 $0.2 $0.2 $0.2 Total Operarating Expense ($3.5M) ($3.4M) ($3.7M) ($3.8M) ($3.2M) Net Loss ($3.4M) ($3.2M) ($3.5M) ($3.6M) ($3.1M) Loss Per Share ($0.28) ($0.22) ($0.24) ($0.24) ($0.19) Reconciliation between GAAP & Non-GAAP Net Loss (GAAP) ($3.4M) ($3.2M) ($3.5M) ($3.6M) ($3.1M) Stock-Based Compensation $0.6M $0.6M $0.7M $0.8M $0.8M Adjusted EBITDA (Non-GAAP)* ($2.8M) ($2.6M) ($2.9M) ($2.9M) ($2.4M) Sep 30, 2019 Liquidity Actual Cash $16.8M Shares Outstanding 17.1M

Thank You 11